PREFERRED INCOME FUND
INCORPORATED

Dear Shareholder:

     In its November 30, 1996 fiscal year, the Preferred Income Fund earned very commendable TOTAL RETURNS OF 12.8% ON NET ASSET VALUE ("NAV") AND 18.5% ON THE MARKET PRICE of the shares. It was not a year in which things came easy, however, as we had our share of challenges to overcome.

     We think we have A HOME FIELD ADVANTAGE IN TOUGH MARKETS. As we have previously commented in these letters, the Preferred Income Fund is intended to be an alternative to bond funds. The important difference is that the Fund hopefully involves less exposure to some of the unpleasant effects of fluctuations in long term interest rates. That is easier said than done, but we have been able to accomplish it through a blend of fixed and adjustable rate preferreds, hedging strategies and leverage that is unique to the Fund and its two sister funds.

     The following chart shows how well it has worked. IN EVERY FULL FISCAL YEAR COMPLETED TO DATE, including both good and bad markets, the return on THE FUND'S NAV HAS OUTPERFORMED THE AVERAGE OF A GROUP OF UP TO 60 CLOSED-END BOND FUNDS, compiled by Lipper Analytical Services, Inc. That comparison group consists of all U.S. Government bond, mortgage bond and term trust, and investment grade bond funds in Lipper's closed-end fund data base. The cumulative effect has been an OUTSTANDING RETURN ON NAV OF 14.4% FOR THE FUND PER YEAR COMPOUNDED OVER THE ENTIRE 5 YEARS COMPARED TO 8.2% FOR THE AVERAGE OF THE COMPARISON GROUP OF BOND FUNDS.


[Bar Graph: Comparison of the NAV returns of the Fund vs
            The Lipper High Quality Closed End Bond Funds Average]

                  Total Return on NAV for Fiscal Year Ended

                               Lipper High
                              Quality Closed
                              End Bond Funds
                      Fund       Average
                     ------       ------
12/1/91-11/30/96     14.40%        8.23%
11/30/92             28.00%       10.24%
11/30/93             15.93%       11.45%
11/30/94             (5.46)%      (6.92)%
11/30/95             24.75%       20.17%
11/30/96             11.94%        7.72%



                   SOURCE: LIPPER ANALYTICAL SERVICES, INC.
                (ASSUMES ALL DISTRIBUTIONS REINVESTED AT NAV)

     The WIDE SWINGS IN LONG TERM INTEREST RATES IN FISCAL 1996 TURNED OUT TO BE AN OPPORTUNITY for the Fund, although we had to make some mid-course adjustments. The yields of 30 year Treasury bonds rose from around 6% at the start of the year to a high of close to 7 1/4% by early summer, only to tumble to roughly 6 3/8% by November 30. The Fund's hedges served it well as interest rates rose, helping to offset much of the decline in the value of the Fund's preferred stock portfolio. As rates later declined, we gave back part of the gains on our hedges, but the accompanying rise in the value of our preferred stocks more than made up for it. When the smoke cleared, the NAV was up and the Fund had a win-win result with net appreciation for the year on both its hedges and its preferred stocks.

     There were also CROSSCURRENTS WITHIN THE PREFERRED STOCK MARKET IN FISCAL 1996. In the heat of the budget battle in December, 1995, the Clinton Administration proposed some tax law changes that would have reduced the benefits of the Dividends Received Deduction ("DRD") for corporate investors, with negative overtones for traditional preferred stocks eligible for the DRD. As the year wore on investors' concern about adverse tax changes faded, and the market for traditional preferred stocks strengthened significantly. The market now seems to be focusing almost exclusively on the shrinking supply of traditional preferreds. Such traditional preferreds are being steadily replaced by newer forms of "hybrid" preferreds that do not qualify for the DRD, but may offer greater tax advantages to issuers. The growing recognition of what we have previously called the "creeping scarcity" of traditional preferreds has benefited the Fund's portfolio significantly.

     The following "pie charts" illustrate the SHIFTS DURING THE YEAR IN THE PORTIONS OF THE PORTFOLIO ALLOCATED TO VARIOUS SECTORS OF THE PREFERRED MARKET. The increase in adjustable rate preferreds ("ARPs") from 28% to 41%, in round numbers, was especially helpful to the Fund's performance. For most of the year, ARPs dawdled along, becoming increasingly undervalued in our opinion, until they caught fire in the last quarter. We also ventured, to the extent of 6% of the portfolio, into "hybrid" preferreds that are not eligible for the DRD. The latter purchases reflected specific opportunities uncovered in a market sector that we previously considered to be generally overpriced.

                                 [Pie Charts]
                            Preferred Income Fund

                           11/30/95     11/30/95
                           --------     --------
Adjustable Rates             28.2%        40.6%
Traditional Fixed Rates      70.5%        51.3%
Non-DRD Preferreds            0.0%         6.1%
Cash & Other                  1.3%         2.0%


     THE FISCAL 1996 RETURN OF 18.5% BASED ON THE MARKET PRICE OF THE FUND'S SHARES WAS HELPED BY A NARROWING OF THE DISCOUNT OF THE MARKET PRICE FROM NAV DURING THE YEAR, as shown by the chart on the following page. The narrowing may reflect the market scarcity of preferreds eligible for the DRD, which make up most of the Fund's portfolio, and fading concern over the risk of tax changes. The purchase of over 20% of the shares of the Preferred Income Management Fund, a sister fund, by Horesji Enterprises, Inc. may have had a market impact also.

            [Graph showing Premium discount of Market Price to NAV]

                                                       Preferred Income Fund

            Premium/                 Premium/                   Premium/                  Premium/                 Premium/
  Date      Discount       Date      Discount         Date      Discount         Date     Discount       Date      Discount
  ----      --------       ----      --------         ----      --------         ----     --------       ----      --------
02/08/91     8.42%       05/01/92     5.23%         07/23/93     5.76%         10/14/94   -12.51%       01/05/96   -13.65%
02/15/91     4.38%       05/08/92     3.12%         07/30/93     5.98%         10/21/94   -14.16%       01/12/96   -14.35%
02/22/91     3.95%       05/15/92     3.47%         08/06/93     7.90%         10/28/94    -7.32%       01/19/96   -14.59%
03/01/91     4.24%       05/22/92     0.83%         08/13/93     4.84%         11/04/94    -9.48%       01/26/96   -12.51%
03/08/91     1.83%       05/29/92     0.39%         08/20/93     3.77%         11/11/94    -9.12%       02/02/96   -12.44%
03/15/91     1.51%       06/05/92     2.34%         08/27/93     4.34%         11/18/94    -9.51%       02/09/96   -12.38%
03/22/91     2.015       06/12/92     3.08%         09/03/93     4.50%         11/23/94    -7.03%       02/16/96   -13.60%
03/29/91     2.30%       06/19/92     2.27%         09/10/93     3.61%         12/02/94    -5.93%       02/23/96   -12.81%
04/05/91     1.49%       06/26/92     4.91%         09/17/93     4.00%         12/09/94    -5.08%       03/01/96   -11.18%
04/12/91     1.96%       07/03/92     4.91%         09/24/93     3.21%         12/16/94    -5.54%       03/08/96   -10.89%
04/19/91     3.14%       07/10/92     5.25%         10/01/93     2.93%         12/23/94    -8.22%       03/15/96   -15.21%
04/26/91     2.68%       07/17/92     5.70%         10/08/93     1.10%         12/30/94    -7.44%       03/22/96   -15.64%
05/03/91     2.30%       07/24/92     7.12%         10/15/93     1.73%         01/06/95    -1.10%       03/29/96   -14.64%
05/10/91     1.20%       07/31/92     5.80%         10/22/93     0.48%         01/13/95    -1.34%       04/05/96   -13.43%
05/17/91     1.46%       08/07/92     5.34%         10/29/93    -0.75%         01/20/95    -5.25%       04/12/96   -14.77%
05/24/91     1.39%       08/14/92     3.89%         11/05/93     0.95%         01/27/95    -6.97%       04/19/96   -14.02%
05/31/91     5.10%       08/21/92     3.06%         11/12/93     0.19%         02/03/95     0.61%       04/26/96   -14.88%
06/07/91     4.23%       08/28/92     2.50%         11/19/93    -3.16%         02/10/95    -2.89%       05/03/96   -14.77%
06/14/91     3.37%       09/04/92     2.28%         11/26/93     0.30%         02/17/95    -4.19%       05/10/96   -15.32%
06/21/91     6.16%       09/11/92     3.56%         12/03/93    -1.75%         02/24/95    -0.92%       05/17/96   -13.63%
06/28/91     6.59%       09/18/92     4.89%         12/10/93    -1.03%         03/03/95     0.35%       05/24/96   -14.32%
07/05/91     7.26%       09/25/92     4.06%         12/17/93     3.23%         03/10/95    -3.58%       05/31/96   -11.11%
07/12/91     6.59%       10/02/92     7.16%         12/24/93    -0.51%         03/17/95    -5.79%       06/07/96   -11.80%
07/19/91     6.43%       10/09/92     4.83%         12/31/93    -2.87%         03/24/95    -5.68%       06/14/96   -10.83%
07/26/91     5.49%       10/16/92     4.17%         01/07/94     0.93%         03/31/95    -2.90%       06/21/96   -11.29%
08/02/91     6.78%       10/23/92     3.78%         01/14/94     0.75%         04/07/95    -2.56%       06/28/96   -10.49%
08/09/91     4.15%       10/30/92     8.40%         01/21/94    -2.00%         04/14/95    -3.04%       07/05/96   -10.31%
08/16/91     3.72%       11/06/92     3.78%         01/28/94    -3.16%         04/21/95    -4.39%       07/12/96   -10.60%
08/23/91     5.71%       11/13/92     5.90%         02/04/94    -1.96%         04/28/95    -2.71%       07/19/96   -10.71%
08/30/91     3.14%       11/20/92     5.51%         02/11/94    -2.24%         05/05/95    -3.98%       07/26/96   -10.77%
09/06/91     5.70%       11/27/92     5.74%         02/18/94    -7.41%         05/12/95    -2.62%       08/02/96   -10.26%
09/13/91     8.83%       12/04/92     6.80%         02/25/94    -5.39%         05/19/95    -4.10%       08/09/96    -5.74%
09/20/91     5.75%       12/11/92     6.01%         03/04/94    -0.89%         05/26/95    -8.70%       08/16/96    -7.14%
09/27/91     6.06%       12/18/92     5.82%         03/11/94    -2.70%         06/02/95    -2.59%       08/23/96    -7.05%
10/04/91     7.64%       12/25/92     6.18%         03/18/94    -3.79%         06/09/95    -6.08%       08/30/96    -6.69%
10/11/91     7.45%       01/01/93     7.39%         03/25/94    -5.05%         06/16/95    -7.59%       09/06/96    -8.24%
10/18/91     7.19%       01/08/93     9.87%         04/01/94    -4.66%         06/23/95    -8.84%       09/13/96    -7.56%
10/25/91     5.87%       01/15/93    11.45%         04/08/94    -7.13%         06/30/95    -7.53%       09/20/96   -11.06%
11/01/91     6.93%       01/22/93    10.21%         04/15/94    -5.96%         07/07/95    -8.44%       09/27/96   -11.06%
11/08/91     8.27%       01/29/93     7.60%         04/22/94    -5.98%         07/14/95    -9.14%       10/04/96    -8.61%
11/15/91     8.01%       02/05/93     6.02%         04/29/94    -8.63%         07/21/95    -9.76%       10/11/96    -9.41%
11/22/91     6.50%       02/12/93     4.52%         05/06/94    -5.81%         07/28/95    -9.17%       10/18/96    -9.98%
11/29/91     8.07%       02/19/93     4.34%         05/13/94    -6.35%         08/04/95    -8.88%       10/25/96    -8.58%
12/06/91     6.41%       02/26/93     6.28%         05/20/94    -4.09%         08/11/95    -9.35%       11/01/96    -6.89%
12/13/91     7.91%       03/05/93     9.09%         05/27/94    -3.97%         08/18/95    -9.42%       11/08/96    -8.31%
12/20/91     8.39%       03/12/93     6.07%         06/03/94    -2.86%         08/25/95    -8.32%       11/15/96    -8.33%
12/27/91    10.57%       03/19/93     2.48%         06/10/94     1.46%         09/01/95    -6.98%       11/22/96    -6.53%
01/03/92    11.68%       03/26/93     6.38%         06/17/94    -0.37%         09/08/95    -8.16%       11/29/96    -6.06%
01/10/92    12.67%       04/02/93     8.76%         06/24/94     1.75%         09/15/95    -9.68%
01/17/92     9.78%       04/09/93     7.64%         07/01/94     0.06%         09/22/95    -9.78%
01/24/92     9.12%       04/16/93     6.71%         07/08/94     0.63%         09/29/95    -8.97%
01/31/92     4.17%       04/23/93     7.64%         07/15/94     1.88%         10/06/95    -8.93%
02/07/92     4.04%       04/30/93     6.77%         07/22/94    -0.84%         10/13/95   -10.94%
02/14/92     6.13%       05/07/92     9.18%         07/29/94    -0.79%         10/20/95   -10.48%
02/21/92     4.90%       05/14/93     7.79%         08/05/94    -1.57%         10/27/95   -12.10%
02/28/92     3.81%       05/21/93     7.00%         08/12/94    -2.15%         11/03/95   -11.51%
03/06/92     3.39%       05/28/93     7.40%         08/19/94    -2.63%         11/10/95   -11.46%
03/13/92     3.75%       06/04/93     4.97%         08/26/94    -4.39%         11/17/95   -11.17%
03/20/92     3.87%       06/11/93     5.26%         09/02/94    -3.79%         11/24/95   -10.43%
03/27/92     3.27%       06/18/93     5.60%         09/09/94    -2.32%         12/01/95   -10.71%
04/03/92     3.57%       06/25/93     7.03%         09/16/94    -2.93%         12/08/95   -11.92%
04/10/92     3.81%       07/02/93     4.51%         09/23/94    -2.73%         12/15/95   -12.44%
04/17/92     4.64%       07/09/93     5.41%         09/30/94    -5.65%         12/22/95   -12.56%
04/24/92     4.93%       07/16/93     4.90%         10/07/94   -11.41%         12/29/95   -13.13%

     On December 31, 1996, the Fund paid A SPECIAL DISTRIBUTION TO SHAREHOLDERS OF $0.84 PER SHARE. Information on the tax status of that distribution appears on page 23 of this report.

     The Fund's income is doing well. We raised the dividend rate once during the fiscal year after the run-up in interest rates in early Spring. Following the year-end distributions, THE FUND WILL RESUME REGULAR MONTHLY DISTRIBUTIONS IN JANUARY, 1997 AT THE NEW RATE OF $0.087 PER SHARE. That rate is below the previous rate due to the reduction of earning assets in the Fund's portfolio caused by the year-end distribution. Those shareholders that participate in the Fund's Dividend Reinvestment Plan will see little change in their monthly income. Other shareholders have, in effect, had part of their principal returned to them.

     We are also watching the nickels and dimes closely. The management of the Fund conducted an EXTENSIVE REVIEW OF GENERAL AND ADMINISTRATIVE COSTS during the year in light of an increasingly competitive market for such services. Meaningful reductions have been achieved in several areas, which will generally come into effect in fiscal 1997. Additional information appears in Footnote No. 2 to the financial statements in this report.

     The Fund's Board of Directors recently ELIMINATED THE POLICY THAT THE FUND'S PORTFOLIO BE MANAGED WITH A VIEW TO MAXIMIZING DISTRIBUTIONS THAT ARE ELIGIBLE FOR THE DRD. This change is intended to create future flexibility rather than to signal any significant near term shift in the Fund's portfolio. It is very difficult to pinpoint what the situation will be several years down the road given the tax factors mentioned above and recent changes in bank regulation that could contribute to the shrinkage of the supply of preferred stocks eligible for the DRD. We simply want to be prepared for whatever may come.

     The Question and Answer section that follows is recommended reading. It provides additional information on such matters as the Fund's income and performance, the discount from NAV and the situation surrounding the DRD.

                                         Sincerely,

                                         /s/ Robert T. Flaherty
                                         Robert T. Flaherty
                                         Chairman of the Board

December 31, 1996

                   QUESTIONS AND ANSWERS CONCERNING THE FUND

HAS THE FUND'S INCOME STRATEGY WORKED AS EXPECTED?

     Yes, our income strategy has worked very well. Just to remind everyone, we expect income to rise and fall with long term interest rates. However, we would like it to go up more when rates are on the upswing and fall less when rates go down.

     The chart on the following page, which is one of our favorites, is a rerun from last year's annual report. It shows the history of the Fund's income (on the left hand scale) against the level of interest rates on long term Treasury bonds (on the right hand scale). Over the life of the Fund, income has increased when interest rates were rising and given ground only begrudgingly when rates were falling. That is what we set out to do.

     The chart is based on a hypothetical investment in 1,000 shares ($15,000) initial investment of the Fund's common stock at the inception of the Fund. We have assumed that the shareholder took the regular dividend in cash each month and used only the amount by which the year-end distributions were above and beyond the regular dividends to buy additional shares at net asset value. The Fund's income has been projected into January, 1997 to reflect the year-end distribution and the dividend rate that will be effective afterwards.

[Graph showing the history of the Funds income against the level of interest rates on long term Treasury bonds on a 1,000 shares (15,000) initial investment]

                            PREFERRED INCOME FUND

           Income                               Income
          W/Reinv        UST 3                 W/Reinv        UST 3
Date     Cap Gains        YTM        Date     Cap Gains        YTM
----     ---------       -----       ----     ---------       -----
Jan-91                   8.16%       Jan-94    $121.76        6.24%
Feb-91                   8.20%       Feb-94    $121.76        6.66%
Mar-91                   8.22%       Mar-94    $121.76        7.09%
Apr-91    $122.50        8.18%       Apr-94    $121.76        7.30%
May-91    $122.50        8.26%       May-94    $128.67        7.43%
Jun-91    $122.50        8.40%       Jun-94    $128.67        7.61%
Jul-91    $122.50        8.34%       Jul-94    $128.67        7.39%
Aug-91    $125.00        8.06%       Aug-94    $128.67        7.48%
Sep-91    $125.00        7.81%       Sep-94    $128.67        7.82%
Oct-91    $125.00        7.91%       Oct-94    $128.67        7.96%
Nov-91    $125.00        7.94%       Nov-94    $133.06        7.94%
Dec-91    $126.46        7.40%       Dec-94    $132.51        7.88%
Jan-92    $126.46        7.76%       Jan-95    $132.51        7.73%
Feb-92    $126.46        7.79%       Feb-95    $132.51        7.55%
Mar-92    $126.46        7.96%       Mar-95    $132.51        7.43%
Apr-92    $126.46        8.03%       Apr-95    $132.51        7.33%
May-92    $126.46        7.84%       May-95    $132.51        6.33%
Jun-92    $126.46        7.78%       Jun-95       $125.21        6.54%
Jul-92    $126.46        7.46%       Jul-95         $125.21        6.90%
Aug-92    $126.46        7.41%       Aug-95     $125.21         6.61%
Sep-92    $126.46        7.38%       Sep-95    $125.21        6.50%
Oct-92    $126.46        7.62%       Oct-95    $125.21        6.36%
Nov-92    $126.46        7.60%       Nov-95    $125.21        6.08%
Dec-92    $127.87        7.39%       Dec-95    $117.63        5.95%
Jan-93    $127.87        7.19%       Jan-96    $117.63        6.05%
Feb-93    $127.87        6.90%       Feb-96    $117.63        6.36%
Mar-93    $127.87        6.92%       Mar-96    $117.63        6.67%
Apr-93    $127.87        6.93%       Apr-96    $117.63        6.83%
May-93    $127.87        6.98%       May-96    $124.39        7.00%
Jun-93    $127.87        6.67%       Jun-96    $124.39        6.95%
Jul-93    $127.87        6.56%       Jul-96    $124.39        7.01%
Aug-93    $127.87        6.09%       Aug-96    $124.39        7.12%
Sep-93    $127.87        6.02%       Sep-96    $124.39        6.90%
Oct-93    $127.87        5.97%       Oct-96    $124.39        6.81%
Nov-93    $127.87        6.30%       Nov-96    $124.39        6.51%
Dec-93    $121.76        6.35%       Dec-96    $123.05        6.60%


HOW HAS THE FUND'S NAV RETURN BEEN ABLE TO OUTPERFORM THE PREVIOUSLY MENTIONED GROUP OF INVESTMENT QUALITY BOND FUNDS IN BOTH GOOD AND BAD MARKETS?

     The rather remarkable record shown in the chart on the first page of this report is actually just the flip side of the success of our income strategy discussed above.

     It is not too surprising that we have done well relative to the group of bond funds when long term interest rates have increased. Our hedging strategies have generally been profitable when that has happened, giving us a source of funds to add to our portfolio and increase income. Such hedging gains have also cushioned the decline in the value of our preferred stock holdings and helped support the Fund's NAV. The key has been keeping overall principal declines small enough to get a good result even after the magnifying effect of the Fund's leverage. So far, we have been able to do just that.

     Beating the bond funds when interest rates were falling was a good trick. We do not expect the Fund's portfolio to keep up with a sharply rising bond market, since it will have to absorb some hedging losses. If we can stay close, however, the Fund's leverage should do the rest. Our success in limiting hedge losses was due, in part, to hedging by buying put options (on Treasury bond futures contracts) where the risk can not exceed the purchase price. The hedge losses we did incur were covered by selling some of the preferred stocks in the Fund's portfolio. Income declined as we did that, of course, which is expected when rates fall.

     The Fund's returns also reflect successful execution "in the trenches" of hundreds of market and credit decisions designed to take advantage of the inefficient nature of the preferred market. Active management in a relatively illiquid market may seem like a contradiction in terms, but it is an important source of added value.

HAS THE RETURN ON THE MARKET PRICE OF THE FUND'S SHARES KEPT UP WITH THE STRONG PERFORMANCE OF NAV?

     The following chart shows the cumulative market value and NAV of an investment of $1,000 in the Fund at its inception. Recently, the market value has done even better than NAV as the discount from NAV has narrowed. Previously, particularly in fiscal 1993 and 1994, the opposite was true as the market price of the Fund's shares went from a premium to a discount.


[Graph showing NAV and Market Performance on a $1,000 investment]

           Total NAV    Total Market                Total NAV    Total Market
            Value of      Value of                   Value of      Value of
  Date    Shares Held    Shares Held       Date    Shares Held    Shares Held
  ----    -----------   ------------       ----    -----------   ------------
Jan-91       $930          $1,000         Jan-94     $1,746          $1,706
Feb-91       $966          $1,008         Feb-94     $1,754          $1,651
Mar-91     $1,002          $1,025         Mar-94     $1,739          $1,648
Apr-91     $1,040          $1,058         Apr-94     $1,724          $1,566
May-91     $1,056          $1,109         May-94     $1,710          $1,616
Jun-91     $1,048          $1,117         Jun-94     $1,716          $1,707
Jul-91     $1,080          $1,143         Jul-94     $1,714          $1,704
Aug-91     $1,117          $1,152         Aug-94     $1,724          $1,635
Sep-91     $1,143          $1,230         Sep-94     $1,695          $1,592
Oct-91     $1,157          $1,247         Oct-94     $1,675          $1,535
Nov-91     $1,165          $1,257         Nov-94     $1,635          $1,491
Dec-91     $1,206          $1,348         Dec-94     $1,640          $1,512
Jan-92     $1,263          $1,311         Jan-95     $1,688          $1,583
Feb-92     $1,313          $1,357         Feb-95     $1,728          $1,700
Mar-92     $1,334          $1,367         Mar-95     $1,738          $1,681
Apr-92     $1,358          $1,433         Apr-95     $1,779          $1,724
May-92     $1,403          $1,404         May-95     $1,882          $1,766
Jun-92     $1,409          $1,462         Jun-95     $1,895          $1,747
Jul-92     $1,452          $1,530         Jul-95     $1,898          $1,712
Aug-92     $1,478          $1,510         Aug-95     $1,932          $1,770
Sep-92     $1,489          $1,550         Sep-95     $1,960          $1,798
Oct-92     $1,490          $1,609         Oct-95     $1,998          $1,746
Nov-92     $1,493          $1,569         Nov-95     $2,038          $1,822
Dec-92     $1,504          $1,606         Dec-95     $2,015          $1,736
Jan-93     $1,531          $1,638         Jan-96     $2,036          $1,780
Feb-93     $1,581          $1,670         Feb-96     $2,011          $1,775
Mar-93     $1,605          $1,736         Mar-96     $2,038          $1,745
Apr-93     $1,625          $1,746         Apr-96     $2,047          $1,765
May-93     $1,636          $1,746         May-96     $2,085          $1,860
Jun-93     $1,670          $1,745         Jun-96     $2,099          $1,889
Jul-93     $1,689          $1,778         Jul-96     $2,103          $1,902
Aug-93     $1,707          $1,754         Aug-96     $2,110          $1,982
Sep-93     $1,726          $1,765         Sep-96     $2,129          $1,926
Oct-93     $1,742          $1,717         Oct-96     $2,213          $2,059
Nov-93     $1,729          $1,693        Nov-96    $2,279          $2,159
Dec-93     $1,731          $1,696

     The chart sends a very strong message. Swings in premiums and discounts can cause distortions between market and NAV performance over shorter periods. Over longer periods, it is much more difficult for the market to take leave of the reality of NAV, which is the value actually standing behind each share of the Fund.

     The most important point is that returns have been very good on both NAV and market price. The table below sets forth the total returns on NAV and Market per year for the last fiscal year, the last two fiscal years and since the inception of the Fund, assuming all dividends were reinvested at the Dividend Reinvestment Plan price.

                                                       TOTAL RETURN PER YEAR
                                                        --------------------
                                                                   ON MARKET
                                                        ON NAV       PRICE
                                                        ------     ---------
          Fiscal 1996                                    12.8%        18.5%
          Last 2 Fiscal Years, 1995 and 1996             18.8         20.3
          Inception Through Fiscal 1996                  16.9         14.3


     One last thought on the Fund's performance is worth noting. On the ex-dividend date for the year-end distribution, the market price and the NAV of the Fund's shares must decline to reflect the assets being paid out of the Fund to shareholders. Once the checks have been cashed and spent (except by those who participate in the Fund's Dividend Reinvestment Plan), the memory of the distribution will fade. Next, we will get questions from shareholders about why the performance of the Fund is down, even if things are going great. Please tie a string around your finger to remind yourself of your year-end check from the Preferred Income Fund.

WHAT CAN BE DONE ABOUT SHARE PRICE DISCOUNTS?

     This is a tough question. The easy answers that often come up in connection with reducing discounts do not offer much promise for the Preferred Income Fund. As discussed previously in these letters, converting to an open-end format would require the Fund to give up its leverage, which is an important element in its strategy. Furthermore, we believe that a closed-end fund is better able to take advantage of periods when the preferred market is relatively illiquid. Stock repurchase offers have not demonstrated any lasting effect on narrowing discounts.

IS THE FUND STILL APPROPRIATE FOR CORPORATE INVESTORS GIVEN THE PREVIOUSLY MENTIONED CHANGE IN POLICY REGARDING MAXIMIZING THE DIVIDENDS RECEIVED DEDUCTION?

     We think it is very appropriate. Remember, this is still a preferred fund. Traditional preferred stocks that qualify for the DRD account for the lion's share of its portfolio. Subject to future market developments, we do not see that changing significantly in the near future.

     It is very difficult to predict the future course of tax policy. The Clinton Administration has previously proposed restricting the tax "loophole" that is stimulating the replacement of DRD-eligible preferreds by new hybrid preferreds. However, the Administration has also proposed reducing the DRD percentage from 70% to 50%. As things are going now, the DRD could continue at 70% but be available only to a much smaller, and probably higher priced, supply of traditional preferreds.

     We do not want to make this change in the Fund's policy regarding the DRD into any more or less than it really is. Some new development will probably come along well before traditional preferreds become high-priced buggy whips, largely replaced by hybrid preferreds. It is in the best interests of all shareholders, corporate or not, for the Fund to be as flexible as possible in dealing with whatever develops.

--------------------------------------------------------------------------------
Preferred Income Fund Incorporated
FINANCIAL DATA
PER SHARE OF COMMON STOCK (UNAUDITED)
-------------------------------------

                                                                          DIVIDEND
                                 DIVIDEND   NET ASSET       NYSE        REINVESTMENT
                                   PAID       VALUE     CLOSING PRICE     PRICE(1)
                                 --------   ---------   -------------   ------------
December 29, 1995..............   $0.087     $ 15.54       $13.500         $13.48
January 31, 1996...............    0.087       15.61        13.625          13.74
February 29, 1996..............    0.087       15.33        13.625          13.65
March 29, 1996.................    0.087       15.45        13.125          13.22
April 30, 1996.................    0.087       15.43        13.250          13.20
May 31, 1996...................    0.092       15.63        13.875          13.80
June 28, 1996..................    0.092       15.64        14.000          14.03
July 31, 1996..................    0.092       15.58        14.125          14.09
August 30, 1996................    0.092       15.54        14.500          14.53
September 30, 1996.............    0.092       15.59        13.875          13.96
October 31, 1996...............    0.092       16.11        14.875          14.91
November 29, 1996..............    0.092       16.50        15.500          15.47

---------------

(1) See ADDITIONAL INFORMATION; Dividend Reinvestment and Cash Purchase Plan on pages 26 and 27 of this report.

--------------------------------------------------------------------------------
                                              Preferred Income Fund Incorporated
                                                        PORTFOLIO OF INVESTMENTS
                                                               NOVEMBER 30, 1996
                                   ---------------------------------------------

                                                   VALUE
  SHARES                                          (NOTE 1)
-----------                                     ------------
PREFERRED STOCKS AND SECURITIES -- 98.0%
  ADJUSTABLE RATE PREFERRED STOCKS -- 40.6%
        UTILITIES -- 8.4%
     24,920   Arizona Public Service Company,
                Series Q, Adj. Rate Pfd. .....  $  2,317,560
     28,800   ENSERCH Corporation,
                Series F, Adj. Rate Pfd. .....       666,000
     13,636   Entergy Gulf States Utilities
                Inc.,
                Series A, Adj. Rate Pfd. .....     1,349,964
              Georgia Power Company:
     42,500   Series 1993 K, Adj. Rate
                Pfd. .........................     1,033,281
     36,375   Series 1993-2 L, Adj. Rate
                Pfd...........................       822,984
     11,140   Gulf Power Company, Adj. Rate
                Pfd. .........................       246,472
     52,000   Illinois Power Company,
                Series A, Adj. Rate Pfd. .....     2,414,750
     78,500   New York State Electric & Gas
                Corporation,
                Series B, Adj. Rate Pfd. .....     1,844,750
              Niagara Mohawk Power
                Corporation:
    154,879     Series A, Adj. Rate Pfd. .......   2,603,903
     32,455     Series B, Adj. Rate Pfd. .......     657,214
     88,745     Series C, Adj. Rate Pfd. .......   1,697,248
              Northern States Power Company:
     13,550     Series A, Adj. Rate Pfd. .......   1,304,188
      6,000     Series B, Adj. Rate Pfd. .......     578,250
     39,600   Puget Sound Power & Light
                Company, Series B, Adj. Rate
                Pfd. .........................       898,425
                                                ------------
              TOTAL UTILITY ADJUSTABLE RATE
                PREFERRED STOCKS..............    18,434,989
                                                ------------
        BANKING -- 32.2%
              Bank of Boston Corporation:
      9,800     Series A, Adj. Rate Pfd. .......     462,437
    106,000     Series B, Adj. Rate Pfd. .......   4,982,000
     41,510     Series C, Adj. Rate Pfd. .......   3,549,105
              BankAmerica Corporation:
      9,700     Series A, Adj. Rate Pfd. .......     480,150
     78,800     Series B, Adj. Rate Pfd. .......   7,387,500
              Bankers Trust New York
                Corporation:
    322,100     Series Q, Adj. Rate Pfd. .......   7,287,513
      6,500     Series R, Adj. Rate Pfd. .......     147,875

                                                   VALUE
  SHARES                                          (NOTE 1)
-----------                                     ------------
PREFERRED STOCKS AND SECURITIES (CONTINUED)
 ADJUSTABLE RATE PREFERRED STOCKS (CONTINUED)
   BANKING (CONTINUED)
              Chase Manhattan Corporation:
     39,050     Series L, Adj. Rate Pfd. .......$  3,670,700
     59,900     Series N, Adj. Rate Pfd. .......   1,422,625
              Citicorp:
     96,600     Second Series, Adj. Rate
                  Pfd. .........................   9,068,325
     11,500     Third Series, Adj. Rate Pfd. ...   1,143,531
     15,950     Series 18, Adj. Rate Pfd. ......     370,837
     27,055     Series 19, Adj. Rate Pfd. ......     629,029
              First Chicago NBD:
     72,775     Series B, Adj. Rate Pfd. .......   6,909,077
     34,000     Series C, Adj. Rate Pfd. .......   3,366,000
     40,000   Fleet Financial Group, Inc.,
                Adj. Rate Pfd. ...............     1,870,000
     72,200   HSBC Americas Inc.,
                Series A, Adj. Rate Pfd. .....     3,375,350
    275,700   MBNA Corporation,
                Series B, Adj. Rate Pfd. .....     7,116,506
     37,100   Morgan (J.P.) & Company Inc.,
                Series A, Adj. Rate Pfd. .....     2,977,275
    161,750   Republic New York Corporation,
                Series D, Adj. Rate Pfd. .....     3,780,906
     20,000   Wells Fargo & Company,
                Series B, Adj. Rate Pfd. .....       920,000
                                                ------------
              TOTAL BANKING ADJUSTABLE RATE
                PREFERRED STOCKS..............    70,916,741
                                                ------------
              TOTAL ADJUSTABLE RATE
                PREFERRED STOCKS..............    89,351,730
                                                ------------
FIXED RATE PREFERRED STOCKS AND SECURITIES -- 57.4%
        UTILITIES -- 36.5%
              Alabama Power Company:
    140,900     Class A, 6.40% Pfd. ............   3,504,888
     50,000     Series 1992-1, 7.60% Pfd. ......   1,259,375
     28,600     Series 1992-2, 7.60% Pfd. ......     723,937
     45,000   Appalachian Power Company,
                Series A, 8.25% TOPRS. .......     1,130,625
     90,500   Arizona Public Service Company,
                Series W, 7.25% Pfd. .........     2,285,125

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Preferred Income Fund Incorporated
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 1996
---------------------------------------------------------------

                                                   VALUE
  SHARES                                          (NOTE 1)
-----------                                     ------------
PREFERRED STOCKS AND SECURITIES (CONTINUED)
      FIXED RATE PREFERRED STOCKS AND SECURITIES (CONTINUED)
        UTILITIES (CONTINUED)
              Baltimore Gas & Electric
                Company:
     21,250     Series 1993, 6.70% Pfd. ......  $  2,273,750
     44,750     Series 1995, 6.99% Pfd. ......     4,905,719
      8,793   Boston Edison Company,
                4.78% Pfd. ...................       617,708
      5,000   Central Hudson Gas & Electric
                Corporation,
                Series D, 4.35% Pfd. .........       331,250
      3,000   Columbus Southern Power Company,
                7.875% Sinking Fund Pfd. .....       319,875
              Consumers Power Company:
    128,747     Class A, 8.32% Pfd. ..........     3,299,142
      2,850     Series G, $7.76 Pfd. .........       285,712
      6,870   Dayton Power & Light Company,
                Series C, 3.90% Pfd. .........       438,821
     25,300   Detroit Edison Company,
                7.75% Pfd. ...................       654,638
              Duke Power Company:
      4,500     Series C, 4.50% Pfd. .........       334,125
      8,600     Series S, 7.85% Pfd. .........       959,975
     23,575     Series W, 7.00% Pfd. .........     2,537,259
     14,500     Series Y, 7.04% Pfd. .........     1,564,187
     43,500   Duquesne Capital,
                Series A, 8.375% MIPS.........     1,088,588
      2,430   Entergy Gulf States Utilities
                Inc.,
                $9.96 Pfd. ...................       250,897
              Entergy Mississippi Inc.:
     12,436     4.92% Pfd. ...................       867,411
      6,000     8.36% Pfd. ...................       616,500
              Florida Power & Light Company:
     39,250     Series S, 6.98% Pfd. .........     4,239,000
     33,500     Series T, 7.05% Pfd. .........     3,634,750
      9,500     Series U, 6.75% Pfd. .........     1,012,938
      8,000   Gulf Power Company,
                Series A, 7.00% Pfd. .........       203,000
      3,000   Houston Lighting & Power
                Company, $8.12 Pfd. ..........       312,750


                                                   VALUE
  SHARES                                          (NOTE 1)
-----------                                     ------------
PREFERRED STOCKS AND SECURITIES (CONTINUED)
      FIXED RATE PREFERRED STOCKS AND SECURITIES (CONTINUED)
        UTILITIES (CONTINUED)
              Illinois Power Company:
      3,980     Series A, 4.08% Pfd. .........  $    121,390
      8,960     Series D, 4.42% Pfd. .........       295,680
     29,370     Series E, 4.70% Pfd. .........     1,027,950
     10,000   Jersey Central Power & Light
                Company, Series K, 7.52%
                Sinking Fund Pfd. ............     1,052,500
     45,400   Mississippi Power Company,
                7.25% Pfd. ...................     1,157,700
      8,500   Monongahela Power Company,
                Series L, $7.73 Pfd. .........       936,063
     52,000   Montana Power Capital,
                Series A, 8.45% QUIPS. .......     1,326,000
      5,600   Montana Power Company,
                $6.875 Pfd. ..................       598,500
              New York State Electric & Gas
                Corporation:
      5,000     6.30% Sinking Fund Pfd. ......       515,625
      6,956     6.48% Pfd. ...................       665,168
              Niagara Mohawk Power
                Corporation:
     37,600     7.85% Sinking Fund Pfd. ......       930,600
     58,135     9.50% Pfd. ...................     1,393,787
      3,500   Northern Indiana Public Service
                Company,
                7.44% Pfd. ...................       360,938
              Northern States Power Company:
      6,510     Series H, $6.80 Pfd. .........       677,040
      5,600     Series I, $7.00 Pfd. .........       583,800
      6,170     Ohio Edison Company,
                4.44% Pfd. ...................       366,344
      4,000   Pacificorp,
                7.48% Sinking Fund Pfd. ......       437,000
     18,400   Pennsylvania Power Company,
                7.75% Pfd. ...................     1,784,800
     21,400   Pennsylvania Power & Light
                Company, $6.75 Pfd. ..........     2,289,800

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                              Preferred Income Fund Incorporated
                                            PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                               NOVEMBER 30, 1996
                 ---------------------------------------------------------------

                                                   VALUE
  SHARES                                          (NOTE 1)
-----------                                     ------------
 PREFERRED STOCKS AND SECURITIES (CONTINUED)
      FIXED RATE PREFERRED STOCKS AND SECURITIES (CONTINUED)
        UTILITIES (CONTINUED)
              PSI Energy, Inc.:
      4,850     6.875% Pfd. ..................  $    518,344
    159,782     7.44% Pfd. ...................     4,064,455
     10,000   Public Service Company of
                New Mexico,
                4.58% PVT Pfd. ...............       512,500
              Puget Sound Power & Light
                Company:
     13,650     7.75% Sinking Fund Pfd. ......     1,449,459
     75,500     7.875% Pfd. ..................     1,925,250
      4,655   Rochester Gas & Electric
                Corporation, Series II, 4.10%
                Pfd. .........................       289,774
    114,200   San Diego Gas & Electric
                Company, 6.80% Pfd. ..........     3,104,812
     43,000   Sierra Pacific Capital,
                8.60% TOPRS...................     1,126,063
              Texas Utilities Electric
                Company:
      9,447     $4.64 Pfd. ...................       671,918
     13,050     $7.98 Pfd. ...................     1,430,606
              TU Capital:
     29,050     Series M, 8.25% TOPRS.........       728,429
     10,100     Series N, 9.00% TOPRS.........       263,862
      4,750   Union Electric Company,
                  Series G, $6.40 Pfd. .......       475,594
              Virginia Electric & Power
                Company:
     17,700     $6.98 Pfd. ...................     1,904,962
     23,760     $7.05 Pfd. ...................     2,557,170
    115,900   Washington Natural Gas Company,
                Series II, 7.45% Pfd. ........     3,114,812
                                                ------------
              TOTAL UTILITY FIXED RATE
                PREFERRED STOCKS AND
                SECURITIES....................    80,310,640
                                                ------------
        BANKING -- 5.5%
     35,800   Ahmanson (H.F.) & Company,
                Series C, 8.40% Pfd. .........       933,037
              BankAmerica Corporation:
      7,500     Series L, 8.16% Pfd. .........       191,719
     29,100     Series M, 7.875% Pfd. ........       743,869
     21,158   Bankers Trust New York
                Corporation, Series O, 7.625%
                Pfd. .........................       540,851

                                                   VALUE
  SHARES                                          (NOTE 1)
-----------                                     ------------
PREFERRED STOCKS AND SECURITIES (CONTINUED)
      FIXED RATE PREFERRED STOCKS AND SECURITIES (CONTINUED)
        BANKING (CONTINUED)
              Chase Manhattan Corporation:
    142,089     Series C, 10.84% Pfd. ........  $  4,378,117
      5,000     Series G, 10.96% Pfd. ........       154,062
              Fleet Financial Group, Inc.:
     20,000     Series E, 9.35% Pfd. .........       562,500
     38,100     Series G, 6.75% Pfd. .........     2,021,681
     48,700   Morgan (J.P.) & Company Inc.,
                Series H, 6.625% Pfd. ........     2,538,488
                                                ------------
              TOTAL BANKING FIXED RATE
                PREFERRED STOCKS..............    12,064,324
                                                ------------
        FINANCIAL SERVICES -- 6.2%
    133,300   Household Capital,
                8.70% TOPRS...................     3,465,800
     76,900   Household International, Inc.,
                Series 1993 A, 7.35% Pfd. ....     1,989,788
     95,498   Lehman Brothers Holdings Inc.,
                5.00% Conv. Pfd. .............     2,506,822
     90,600   Merrill Lynch & Company, Inc.,
                Series A, 9.00% Pfd. .........     2,712,337
     56,800   Morgan Stanley Group Inc.,
                7.75% Pfd. ...................     3,074,300
                                                ------------
              TOTAL FINANCIAL SERVICES
                FIXED RATE PREFERRED STOCKS
                AND SECURITIES................    13,749,047
                                                ------------
        INDUSTRIAL -- 6.4%
     80,343   Coastal Corporation,
                Series H, $2.125 Pfd. ........     2,073,854
    111,800   Ford Motor Company,
                Series B, 8.25% Pfd. .........     3,109,438
     87,633   James River Corporation,
                Series O, 8.25% Pfd. .........     2,245,596

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Preferred Income Fund Incorporated
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 1996
---------------------------------------------------------------

                                                   VALUE
  SHARES                                          (NOTE 1)
-----------                                     ------------
PREFERRED STOCKS AND SECURITIES (CONTINUED)
      FIXED RATE PREFERRED STOCKS AND SECURITIES (CONTINUED)
        INDUSTRIAL (CONTINUED)
     71,750   Tenneco Inc.,
                Series A, 8.25% Pfd. .........  $  3,632,344
     93,900   Transcanada Pipeline Ltd.,
                8.50% COPRS...................     2,412,056
      9,520   Viad Corporation,
                $4.75 Sinking Fund Pfd. ......       523,600
                                                ------------
              TOTAL INDUSTRIAL FIXED RATE
                PREFERRED STOCKS
                AND SECURITIES................    13,996,888
                                                ------------
        INSURANCE -- 2.8%
    116,000   AON Corporation,
                8.00% Pfd. ...................     2,994,250
     50,000   Berkley (W.R.) Corporation,
                Series A, 7.375% Pfd. ........     1,287,500
     70,681   Hartford Capital,
                Series B, 8.35% QUIPS.........     1,820,036
                                                ------------
              TOTAL INSURANCE FIXED RATE
                PREFERRED STOCKS
                AND SECURITIES................     6,101,786
                                                ------------
              TOTAL FIXED RATE
                PREFERRED STOCKS
                AND SECURITIES................   126,222,685
                                                ------------
              TOTAL PREFERRED STOCKS
                AND SECURITIES
                (Cost $202,592,696)...........   215,574,415
                                                ------------

                                                   VALUE
                                                  (NOTE 1)
                                                ------------
MISCELLANEOUS SECURITIES -- 0.3%  (Cost $1,441,460)
              Put Options on U.S. Treasury
                Bond Futures..................  $    626,517
                                                ------------

 PRINCIPAL
  AMOUNT
-----------

REPURCHASE AGREEMENT -- 1.2%  (Cost $2,707,000)
 $2,707,000   Agreement with UBS Securities
                Inc., 5.60% dated 11/29/96, to
                be repurchased at $2,708,263 on
                12/2/96, collateralized by
                $2,738,000 U.S. Treasury Note,
                5.50% due 9/30/97
                (value $2,763,920).............      2,707,000
                                                  ------------
TOTAL INVESTMENTS (Cost $206,741,156*)..   99.5%   218,907,932
OTHER ASSETS AND LIABILITIES (Net)......    0.5      1,180,009
                                          -----   ------------
NET ASSETS..............................  100.0%  $220,087,941
                                          =====   ============

---------------
 * Aggregate cost for Federal tax purposes is $206,193,393.

ABBREVIATIONS:
TOPRS  -- Trust Originated Preferred Securities (Note 7)
MIPS   -- Monthly Income Preferred Securities (Note 7)
QUIPS  -- Quarterly Income Preferred Securities (Note 7)
COPRS  -- Canadian Originated Preferred Securities (Note 7)

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                              Preferred Income Fund Incorporated
                                             STATEMENT OF ASSETS AND LIABILITIES
                                                               NOVEMBER 30, 1996
                                             -----------------------------------

ASSETS:
     Investments, at value (Cost $206,741,156) (Note 1)
       See accompanying schedule................................                      $218,907,932
     Receivable for securities sold.............................                         2,018,982
     Dividends and interest receivable..........................                         1,750,016
     Prepaid expenses...........................................                            20,712
                                                                                      ------------
          Total Assets..........................................                       222,697,642
LIABILITIES:
     Payable for securities purchased...........................   $ 2,013,774
     Dividends payable..........................................       335,368
     Investment advisory fee payable (Note 2)...................       100,446
     Accrued expenses and other payables........................       160,113
                                                                   -----------
          Total Liabilities.....................................                         2,609,701
                                                                                      ------------
NET ASSETS......................................................                      $220,087,941
                                                                                      ============
NET ASSETS consist of:
     Undistributed net investment income (Note 1)...............                      $  1,526,596
     Accumulated net realized gain on investments sold (Note
       1).......................................................                         7,027,787
     Unrealized appreciation of investments (Note 3)............                        12,166,776
     Par value of Common Stock..................................                            98,386
     Paid-in capital in excess of par value of Common Stock.....                       141,768,396
     Money Market Cumulative Preferred[Trademark] Stock (Note 5)                        57,500,000
                                                                                      ------------
          Total Net Assets......................................                      $220,087,941
                                                                                      ============
                                                                     PER SHARE
                                                                   -----------
NET ASSETS AVAILABLE TO:
     Money Market Cumulative Preferred[Trademark] Stock (575
       shares outstanding) redemption value.....................   $100,000.00        $ 57,500,000
     Accumulated undeclared dividends on Money Market
       Cumulative Preferred[Trademark]  Stock...................        484.13             278,372
                                                                   -----------        ------------
                                                                   $100,484.13          57,778,372
                                                                   ===========
     Common Stock (9,838,571 shares outstanding)................        $16.50         162,309,569
                                                                       =======        ------------
TOTAL NET ASSETS................................................                      $220,087,941
                                                                                      ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Preferred Income Fund Incorporated
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 1996
------------------------------------

INVESTMENT INCOME:
     Dividends....................................................                     $15,588,565
     Interest.....................................................                         198,037
                                                                                       -----------
          Total Investment Income.................................                      15,786,602
EXPENSES:
     Investment advisory fee (Note 2).............................   $1,182,796
     Administration fee (Note 2)..................................      401,952
     Money Market Cumulative Preferred[Trademark] broker
       commissions and Auction Agent fees.........................      146,155
     Shareholder servicing agent fees (Note 2)....................      143,766
     Insurance expense............................................       97,620
     Legal and audit fees.........................................       71,662
     Economic consulting fee (Note 2).............................       64,561
     Custodian fees (Note 2)......................................       58,536
     Directors' fees and expenses (Note 2)........................       43,110
     Amortization of deferred organization costs (Note 6).........        3,833
     Other........................................................      102,502
                                                                     ----------
          Total Expenses..........................................                       2,316,493
                                                                                       -----------
NET INVESTMENT INCOME.............................................                      13,470,109
                                                                                       -----------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
  (Notes 1 and 3):
     Net realized gain on investments sold during the year........                       8,833,647
     Change in net unrealized appreciation/(depreciation) of
       investments during the year................................                      (2,414,862)
                                                                                       -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                       6,418,785
                                                                                       -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............                     $19,888,894
                                                                                       ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                              Preferred Income Fund Incorporated
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

                                                                        YEAR ENDED           YEAR ENDED
                                                                     NOVEMBER 30, 1996    NOVEMBER 30, 1995
                                                                     -----------------    -----------------
OPERATIONS:
     Net investment income........................................      $ 13,470,109         $ 14,633,331
     Net realized gain/(loss) on investments sold during the
       year.......................................................         8,833,647           (2,440,261)
     Change in net unrealized appreciation/(depreciation) of
       investments during the year................................        (2,414,862)          22,527,612
                                                                        ------------         ------------
     Net increase in net assets resulting from operations.........        19,888,894           34,720,682
DISTRIBUTIONS:
     Dividends paid from net investment income to Money Market
       Cumulative Preferred(TM) Stock Shareholders (Note 5).......        (1,477,504)          (2,572,041)
     Distributions paid from net realized capital gains to Money
      Market
       Cumulative Preferred(TM) Stock Shareholders (Note 5).......          (760,850)             (87,731)
     Dividends paid from net investment income to Common Stock
       Shareholders...............................................       (10,615,834)         (13,352,608)
     Distributions paid from net realized capital gains to Common
       Stock Shareholders (Note 9)................................                --           (8,002,477)
FUND SHARE TRANSACTIONS:
     Increase from Common Stock transactions (Note 4).............                --            2,961,204
                                                                        ------------         ------------
NET INCREASE IN NET ASSETS FOR THE YEAR...........................         7,034,706           13,667,029
NET ASSETS:
Beginning of year.................................................       213,053,235          199,386,206
                                                                        ------------         ------------
End of year (including undistributed net investment income of
  $1,526,596 and $143,497, respectively)..........................      $220,087,941         $213,053,235
                                                                        ============         ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Preferred Income Fund Incorporated
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH YEAR.
---------------------------------------------------

     Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED   PERIOD ENDED
                                               NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,  NOVEMBER 30,
                                                   1996          1995          1994          1993          1992         1991*
                                               ------------  ------------  ------------  ------------  ------------  ------------
OPERATING PERFORMANCE:
Net asset value, beginning of year............   $  15.80      $  14.74       $  18.39     $  18.59      $  16.56      $  13.95
                                                 --------      --------       --------     --------      --------      --------
Net investment income.........................       1.37          1.48           1.42         1.48          1.75          1.43
Net realized and unrealized gain/(loss) on
  investments.................................       0.65          2.05          (2.06)        1.37          2.82          2.67
                                                 --------      --------       --------     --------      --------      --------
Net increase/(decrease) in net asset value
 resulting from investment operations.........       2.02          3.53          (0.64)        2.85          4.57          4.10
Offering costs and Money Market Cumulative
 Preferred[Trademark] Stock underwriting
 commissions charged to paid-in capital.......         --            --            --            --           --          (0.27)
DISTRIBUTIONS:
Dividends paid from net investment income to
 Money Market Cumulative Preferred[Trademark]
  Stock Shareholders..........................      (0.15)        (0.26)         (0.16)       (0.12)        (0.17)        (0.15)
Distributions paid from net realized capital
 gains to Money Market Cumulative
 Preferred[Trademark] Stock Shareholders......      (0.08)        (0.01)         (0.07)       (0.07)        (0.09)        (0.04)
Dividends paid from net investment income to
 Common Stock Shareholders....................      (1.08)        (1.36)         (1.15)       (1.34)        (1.72)        (0.99)
Distributions paid from net realized capital
 gains to Common Stock Shareholders...........         --         (0.83)         (1.64)       (1.51)        (0.59)          --
Change in accumulated undeclared dividends on
 Money Market Cumulative Preferred[Trademark]
 Stock........................................      (0.01)        (0.01)          0.01        (0.01)         0.03         (0.04)
                                                 --------      --------       --------     --------      --------      --------
Total distributions...........................      (1.32)        (2.47)         (3.01)       (3.05)        (2.54)        (1.22)
                                                 --------      --------       --------     --------      --------      --------
Net asset value, end of year..................   $  16.50      $  15.80       $  14.74     $  18.39      $  18.59      $  16.56
                                                 ========      ========       ========     ========      ========      ========
Market value, end of year.....................   $ 15.500      $ 14.125       $ 13.500     $ 18.375      $ 19.625      $ 17.875
                                                 ========      ========       ========     ========      ========      ========
Total investment return based on net asset
 value***.....................................     12.78%        25.13%          (5.22)%      15.54%        27.70%        26.16%
                                                 ========      ========       ========     ========      ========      ========
Total investment return based on market
 value***.....................................      18.50%        22.14%        (13.12)%       9.33%        24.89%        26.68%
                                                 ========      ========       ========     ========      ========      ========
Net assets, end of year (in 000's)............   $220,088      $213,053       $199,386     $225,896      $214,593      $187,928
                                                 ========      ========       ========     ========      ========      ========
RATIOS TO AVERAGE NET ASSETS AVAILABLE
 TO COMMON STOCK SHAREHOLDERS/
 SUPPLEMENTAL DATA:
 Net investment income........................       7.22%         8.33%          7.55%        7.33%         8.58%         9.18%**
 Operating expenses...........................       1.51%         1.55%          1.52%        1.50%         1.63%         1.67%**
 Portfolio turnover rate......................         98%           94%            98%         110%           86%           90%
EXPENSE RATIO TO TOTAL AVERAGE NET ASSETS
 (WHICH INCLUDES MONEY MARKET CUMULATIVE
 PREFERRED[Trademark] STOCK):
 Operating expenses...........................       1.10%         1.11%          1.11%        1.11%         1.17%         1.23%

---------------

   * The Fund commenced operations on January 31, 1991.
  ** Annualized.
 *** Assumes reinvestment of distributions.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                              Preferred Income Fund Incorporated
                                                FINANCIAL HIGHLIGHTS (CONTINUED)
                                              ----------------------------------

     The table below sets out information with respect to Money Market Cumulative Preferred[Trademark] Stock currently outstanding.

                                              INVOLUNTARY            AVERAGE
                                ASSET         LIQUIDATING             MARKET
             TOTAL SHARES     COVERAGE        PREFERENCE              VALUE
             OUTSTANDING      PER SHARE      PER SHARE(1)       PER SHARE(1) & (2)
             ------------     ---------     ---------------     ------------------
11/30/96          575         $382,762        $100,000             $100,000
11/30/95          575          370,527         100,000              100,000
11/30/94          575          346,759         100,000              100,000
11/30/93          575          392,862         100,000              100,000
11/30/92          575          373,205         100,000              100,000
11/30/91          575          326,832         100,000              100,000

---------------
(1) Excludes accumulated undeclared dividends.
(2) See Note 5.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Preferred Income Fund Incorporated
NOTES TO FINANCIAL STATEMENTS
----------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES

     Preferred Income Fund Incorporated (the "Fund") is a diversified, closed-end management investment company organized as a Maryland corporation on September 28, 1990 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended. The Fund commenced operations on January 31, 1991. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

     Portfolio valuation: The net asset value of the Fund's Common Stock is determined by the Fund's administrator no less frequently than on the last business day of each week and month. It is determined by dividing the value of the Fund's net assets attributable to common shares by the number of shares of Common Stock outstanding. The value of the Fund's net assets attributable to common shares is deemed to equal the value of the Fund's total assets less (i) the Fund's liabilities, (ii) the aggregate liquidation value of the outstanding Money Market Cumulative Preferred[Trademark] Stock and (iii) accumulated and unpaid dividends on the outstanding Money Market Cumulative Preferred[Trademark] Stock. Securities listed on a national securities exchange are valued on the basis of the last sale on such exchange on the day of valuation. In the absence of sales of listed securities and with respect to securities for which the most recent sale prices are not deemed to represent fair market value and unlisted securities (other than money market instruments), securities are valued at the mean between the closing bid and asked prices when quoted prices for investments are readily available. Investments for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are considered comparable in quality, maturity and type. Investments in money market instruments, which mature in 60 days or less, are valued at amortized cost.

     Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis.

     Option accounting principles: Upon the purchase of a put option by the Fund, the total purchase price paid is recorded as an investment. The market valuation is determined as set forth in the second preceding paragraph. When the Fund enters into a closing sale transaction, the Fund will record a gain or loss depending on the difference between the purchase and sale price. The risks associated with purchasing options and the maximum loss the Fund would incur are limited to the purchase price originally paid.

     Repurchase Agreements: The Fund may engage in repurchase agreement transactions. The Fund's Board of Directors reviews and approves periodically the eligibility of the banks and dealers with which the Fund enters into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral and, in the event of counterparty default, the

--------------------------------------------------------------------------------
                                              Preferred Income Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                       -----------------------------------------

Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

     Dividends and distributions to shareholders: The Fund expects to declare dividends on a monthly basis to shareholders of Common Stock. The shareholders of Money Market Cumulative Preferred[Trademark] Stock are entitled to receive cumulative cash dividends as declared by the Fund's Board of Directors. Distributions to shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to shareholders at least annually. Any net realized long-term capital gains may be distributed to shareholders at least annually or may be retained by the Fund as determined by the Fund's Board of Directors. Capital gains retained by the Fund are subject to tax at the corporate tax rate. Any taxes paid by the Fund on such net realized long-term gains may be used by the Fund's Common Stock Shareholders as a credit against their own tax liabilities subject to the Fund qualifying as a regulated investment company as described in the following paragraph.

     Federal income taxes: The Fund intends to qualify as a regulated investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no Federal income tax provision is required.

     Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and the differing characterization of distributions made by the Fund.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY FEE, DIRECTORS' FEES, ECONOMIC CONSULTING FEE, ADMINISTRATION FEE AND TRANSFER AGENT FEE

     Flaherty & Crumrine Incorporated (the "Adviser") serves as the Fund's Investment Adviser. The Fund pays the Adviser a monthly fee at an annual rate of 0.625% of the value of the Fund's average monthly net assets up to $100 million and 0.50% of the value of the Fund's average monthly net assets in excess of $100 million.

     The Fund currently pays each Director who is not a director, officer or employee of the Adviser a fee of $9,000 per annum, plus $500 for each in-person meeting of the Board of Directors or any committee and $100 for each telephone meeting. In addition, the Fund will reimburse all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

     Prior to September 9, 1996, Lehman Brothers Global Economics ("Global Economics") (formerly Economic Advisors, Inc.), a department of Lehman Brothers Inc., served as the Fund's Economic

--------------------------------------------------------------------------------
Preferred Income Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-----------------------------------------

Consultant. The Fund paid Global Economics at an annual rate equal to $75,000 for services provided. Allen Sinai served as the chief economist at Global Economics. On September 9, 1996, Mr. Sinai, along with other key economists, left Global Economics to join Primark Decision Economics Inc. ("Primark"). As of October 18, 1996, Primark serves as the Fund's Economic Consultant. The Fund pays Primark an annual fee equal to $45,333 for services provided.

     First Data Investor Services Group, Inc. ("FDISG"), a wholly owned subsidiary of First Data Corporation, serves as the Fund's Administrator and Transfer Agent. As Administrator, FDISG calculates the net asset value of the Fund's shares and generally assists in all aspects of the Fund's administration and operation. As compensation for FDISG's services as Administrator, the Fund pays FDISG a monthly fee at an annual rate of 0.19% of the Fund's average monthly net assets. Boston Safe Deposit and Trust Company ("Boston Safe"), a wholly owned subsidiary of Mellon Bank Corporation, serves as the Fund's Custodian. As compensation for Boston Safe's services as Custodian, the Fund pays Boston Safe a monthly fee at an annual rate of 0.02% of the Fund's average monthly net assets. FDISG also serves as the Fund's common stock servicing agent (transfer agent), dividend-paying agent and registrar, and as compensation for FDISG's services as transfer agent, the Fund pays FDISG a fee at an annual rate of 0.04% of the Fund's average monthly net assets plus certain out-of-pocket expenses.

     As of December 1, 1996, the fees paid by the Fund to its administrator, custodian and transfer agent have been revised as follows. The Fund will pay FDISG for administration services a monthly fee at an annual rate of 0.12% of the Fund's average monthly net assets. As compensation for Boston Safe's services as custodian, the Fund will pay Boston Safe a monthly fee at an annual rate of 0.01% of the Fund's average monthly net assets. The Fund will pay FDISG for transfer agency services a monthly fee at an annual rate of 0.02% of the Fund's average monthly net assets plus certain out-of-pocket expenses.

     Chase Manhattan Bank ("Auction Agent") serves as the Fund's Money Market Cumulative Preferred[Trademark] Stock transfer agent, registrar, dividend disbursing agent and redemption agent.


3.  PURCHASES AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales of securities for the year ended November 30, 1996, excluding short-term investments, aggregated $201,811,900 and $200,972,816, respectively.

     At November 30, 1996, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $14,074,176 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $1,359,637.

4.  COMMON STOCK

     At November 30, 1996, 240,000,000 shares of $0.01 par value Common Stock were authorized.

--------------------------------------------------------------------------------
                                              Preferred Income Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                       -----------------------------------------

     Common Stock transactions were as follows:

                                                                YEAR ENDED           YEAR ENDED
                                                                 11/30/96             11/30/95
                                                              ---------------   --------------------
                                                              SHARES   AMOUNT   SHARES      AMOUNT
                                                              ------   ------   -------   ----------
Issued as reinvestment of dividends under the Dividend
  Reinvestment and Cash Purchase Plan.......................       0      $0    214,425   $2,961,204
                                                               =====   =====    =======   ==========

5.  MONEY MARKET CUMULATIVE PREFERRED[TRADEMARK] STOCK

     The Fund's Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. On April 17, 1991, the Fund received proceeds from the public offering of 575 shares of Money Market Cumulative Preferred[Trademark] Stock of $57,500,000 before offering costs of $234,375 and underwriting discounts and commissions paid directly to Lehman Brothers Inc. of $1,006,250. The Money Market Cumulative Preferred[Trademark] Stock is senior to the Common Stock and results in the financial leveraging of the Common Stock. Such leveraging tends to magnify both the risks and opportunities to Common Stock Shareholders. Dividends on shares of Money Market Cumulative Preferred[Trademark] Stock are cumulative.

     The Fund is required to meet certain asset coverage tests with respect to the Money Market Cumulative Preferred[Trademark] Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, Money Market Cumulative Preferred[Trademark] Stock at a redemption price of $100,000 per share plus an amount equal to the accumulated and unpaid dividends on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset requirements could restrict the Fund's ability to pay dividends to Common Stock Shareholders and could lead to sales of portfolio securities at inopportune times.

     If the Fund allocates any net gains or income ineligible for the Dividends Received Deduction to shares of the Money Market Cumulative Preferred[Trademark] Stock, the Fund may be required to make additional distributions to Money
Market Cumulative Preferred[Trademark] Stock Shareholders or to pay a higher dividend rate in amounts needed to provide a return, net of tax, equal to the return had such originally paid distributions been eligible for the Dividends Received Deduction.

     An auction of the Money Market Cumulative Preferred[Trademark] Stock is generally held every 49 days. Existing shareholders may submit an order to hold, bid or sell such shares at par value on each auction date. Money Market Cumulative Preferred[Trademark] Stock Shareholders may also trade shares in the secondary market between auction dates.

     At November 30, 1996, 575 shares of Money Market Cumulative Preferred[Trademark] Stock were outstanding at the annual rate of 3.873%. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. These rates may vary in a manner unrelated to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income

--------------------------------------------------------------------------------
Preferred Income Fund Incorporated
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-----------------------------------------

and gains available to Common Stock Shareholders. While the Fund expects to structure the portfolio holdings and hedging transactions to lessen such risks to Common Stock Shareholders, there can be no assurance that such results will be attained.

6.  ORGANIZATION COSTS

     Costs incurred by the Fund in connection with its organization and initial public offering of Common Stock and Money Market Cumulative Preferred[Trademark] Stock were $75,000 and $20,000, respectively, and were being amortized on a straight-line basis over a five year period beginning January 31, 1991 (the date of the Fund's commencement of investment operations) and April 17, 1991 (the date of the issuance of the Fund's Money Market Cumulative Preferred[Trademark] Stock), respectively. As of November 30, 1996, all such costs have been fully amortized

7.  PORTFOLIO INVESTMENT, CONCENTRATION AND INVESTMENT QUALITY

     The Fund invests primarily in adjustable and fixed rate preferred stocks. Under normal market conditions, the Fund invests at least 25% of its assets in securities issued by utilities and at least 25% of its assets in securities issued by companies in the banking industry. The Fund's portfolio may therefore be subject to greater risk and market fluctuation than a portfolio of securities representing a broader range of investment alternatives. The risks could adversely affect the ability and inclination of companies in these industries to declare and pay dividends or interest and the ability of holders of securities of such companies to realize any value from the assets of the issuer upon liquidation or bankruptcy. The Fund may invest up to 15% of its assets at the time of purchase in securities rated below investment grade, provided that no such investment may be rated below both "Ba" by Moody's Investors Service, Inc. and "BB" by Standard & Poor's Ratings Group or judged to be comparable in quality at the time of purchase; however, any such securities must be issued by an issuer having an outstanding class of senior debt rated investment grade. The Fund's investment policy regarding debt securities was amended by the Board of Directors on July 21, 1995. The amended policy allows the Fund to invest up to 35% of its assets collectively in the following securities: Trust Originated Preferred Securities ("TOPRS"), Monthly Income Preferred Securities ("MIPS"), Quarterly Income Debt Securities ("QUIDS"), Quarterly Income Preferred Securities ("QUIPS"), Canadian Originated Preferred Securities ("COPRS"), and similarly-structured instruments, subject to the quality standards set forth above.

8.  SPECIAL INVESTMENT TECHNIQUES

     The Fund may employ certain investment techniques in accordance with its fundamental investment policies. These may include the use of when-issued and delayed delivery transactions. Securities purchased or sold on a when-issued or delayed delivery basis may be settled within 45 days after the date of the transaction. Such transactions may expose the Fund to credit and market valuation risk greater than that associated with regular trade settlement procedures. The Fund may also enter into

--------------------------------------------------------------------------------
                                              Preferred Income Fund Incorporated
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                       -----------------------------------------

transactions, in accordance with its fundamental investment policies, involving any or all of the following: lending of portfolio securities, short sales of securities, futures contracts, options on futures contracts, and options on securities. With the exception of purchasing securities on a when-issued or delayed delivery basis or lending portfolio securities, these transactions are used for hedging or other appropriate risk-management purposes or, under certain other circumstances, to increase income. As of November 30, 1996, the Fund owned put options on U.S. Treasury bond futures contracts. No assurance can be given that such transactions will achieve their desired purposes or will result in an overall reduction of risk to the Fund.

9.  SUBSEQUENT EVENTS

     On December 16, 1996, the Fund declared a dividend of $0.840 per share (of which for tax purposes $0.199 per share represents a dividend from net investment income and $0.641 per share represents a dividend from realized long term capital gains) to Common Stock Shareholders of record December 26, 1996, payable December 31, 1996.

     As a result of the gains realized by the Fund, a portion of the distributions paid to the Fund's Money Market Cumulative Preferred[Trademark] Stock Shareholders from January 1, 1996 through November 30, 1996 has been designated as being from long term capital gains, as required by ruling 89-81 of the Internal Revenue Service Code. Therefore, on December 16, 1996, the Fund declared an additional distribution of $233,868 payable December 18, 1996 to Money Market Cumulative Preferred[Trademark] Stock Shareholders as required by the Fund's Articles Supplementary. This additiona distribution is required to reflect the fact that the original distributions did not qualify 100% for the corporate Dividends Received Deduction.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Preferred Income Fund Incorporated:

     We have audited the accompanying statement of assets and liabilities of the Preferred Income Fund Incorporated, including the portfolio of investments, as of November 30, 1996 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended and for the period from January 31, 1991 (commencement of operations) to November 30, 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Preferred Income Fund Incorporated as of November 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended and for the period from January 31, 1991 (commencement of operations) to November 30, 1991, in conformity with generally accepted accounting principles.

Boston, Massachusetts                               Coopers & Lybrand L.L.P.
January 3, 1997

--------------------------------------------------------------------------------
                                              Preferred Income Fund Incorporated
                                                     TAX INFORMATION (UNAUDITED)
                                              ----------------------------------

     For the fiscal year ended November 30, 1996, the Fund realized, and by December 31, 1996, had distributed long term capital gains to both Common Stock Shareholders and Money Market Cumulative Preferred[Trademark] Stock Shareholders of $7,157,162. The Fund, in doing so, has fully utilized all capital losses carried forward from the prior year. The amount may differ from those shown elsewhere in this annual report due to differences in the calculation of long term gains for tax purposes as compared with SEC financial reporting requirements. Of the total distributions attributable to the fiscal year ended November 30, 1996, including the Additional Distribution to Money Market Cumulative Preferred[Trademark] Stock Shareholders, 65.44% qualifies for the Dividends Received Deduction for eligible corporate investors. (See
Note 9).

     For the calendar year ended December 31, 1996, 65.03% of all dividends paid to Common Stock Shareholders qualifies for the Dividends Received Deduction for eligible corporate investors. Shareholders should refer to Form 1099 when preparing their tax returns to determine the appropriate tax treatment of the distributions they received from the Fund in calendar year 1996.

--------------------------------------------------------------------------------
                                              Preferred Income Fund Incorporated
                          QUARTERLY RESULTS OF INVESTMENT OPERATIONS (UNAUDITED)
                          ------------------------------------------------------

                                                     AVAILABLE TO COMMON STOCK SHAREHOLDERS
                                      -----------------------------------------------------------------------
                                                                 NET REALIZED            NET INCREASE/
                                                                 AND UNREALIZED           (DECREASE) IN
                                          NET INVESTMENT          GAIN/(LOSS)            NET ASSETS FROM
                 INVESTMENT INCOME           INCOME              ON INVESTMENTS            OPERATIONS
                --------------------  ---------------------   ----------------------   ----------------------
  QUARTER                      PER                    PER                      PER                      PER
   ENDED          TOTAL      SHARE*      TOTAL      SHARE*       TOTAL       SHARE*       TOTAL       SHARE*
-----------     ----------   -------   ----------   -------   -----------    -------   ------------   -------
02/28/95        $4,037,295    $0.41    $2,650,172    $0.27    $ 4,919,585    $ 0.50    $  7,569,757   $ 0.77
05/31/95         4,359,693     0.44     3,125,100     0.31      9,197,708      0.94      12,322,808     1.25
08/31/95         4,334,243     0.44     3,102,458     0.32        851,550      0.09       3,954,008     0.41
11/30/95         4,151,157     0.42     3,032,814     0.31      5,118,508      0.52       8,151,322     0.83
02/28/96         3,825,761     0.39     2,608,007     0.27     (4,650,657)    (0.47)     (2,042,650)   (0.20)
05/31/96         4,011,439     0.41     2,859,221     0.29      2,737,954      0.27       5,597,175     0.56
08/31/96         4,109,920     0.41     3,388,047     0.34     (1,126,981)    (0.11)      2,261,066     0.23
11/30/96         3,839,482     0.39     3,009,704     0.31      9,458,469      0.96      12,468,173     1.27

---------------
* Per share of common stock.

--------------------------------------------------------------------------------
Preferred Income Fund Incorporated
ADDITIONAL INFORMATION (UNAUDITED)
----------------------------------

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a shareholder whose Common Stock is registered in his own name will have all distributions reinvested automatically by FDISG as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") may be reinvested by the broker or nominee in additional shares under the Plan, but only if the service is provided by the broker or nominee, unless the shareholder elects to receive distributions in cash. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund's Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then current market value. Otherwise, FDISG will buy shares of the Fund's Common Stock in the open market, on the New York Stock Exchange or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund's next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants' accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If FDISG commences purchases in the open market and the then current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, FDISG will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then current market value.

     Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to FDISG's open market purchases in connection with the reinvestment of dividends or capital gains distributions. For the year ended November 30, 1996, $9,103 in brokerage commissions were incurred.

     The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend

--------------------------------------------------------------------------------
                                              Preferred Income Fund Incorporated
                                  ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)
                                  ----------------------------------------------

payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

     In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred.

     A shareholder whose Common Stock is registered in his or her own name may terminate participation in the Plan at any time by notifying FDISG in writing, by completing the form on the back of the Plan account statement and forwarding it to FDISG or by calling FDISG directly. A termination will be effective immediately if notice is received by FDISG not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant's account in additional shares of the Fund. Upon termination and according to a participant's instructions, FDISG will either (a) issue certificates for the whole shares credited to the shareholder's Plan account and a check representing any fractional shares or (b) sell the shares in the market. Shareholders who hold Common Stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

     The Plan is described in more detail in the Fund's Plan brochure. Information concerning the Plan may be obtained from FDISG at 1-800-331-1710.

MEETING OF SHAREHOLDERS

     On July 19, 1996, the Fund held its Annual Meeting of Shareholders to (1) elect one Director of the Fund, and (2) ratify the selection of Coopers & Lybrand L.L.P. as independent accountants for the Fund for the fiscal year ending November 30, 1996. The results of each proposal are as follows:

PROPOSAL 1: ELECTION OF DIRECTOR.

       NAME                                             FOR        AGAINST
       ----                                             ---        -------
Common Stock
       Martin Brody................................  8,599,678     138,955
Preferred Stock
       Not Applicable

PROPOSAL 2: RATIFY THE SELECTION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT
            ACCOUNTANTS.

                                              FOR        AGAINST     ABSTAINED
                                              ---        -------     ---------
         Voted...........................  8,562,290      37,368       98,975

DIRECTORS
  Martin Brody
  Donald F. Crumrine, CFA
  Robert T. Flaherty, CFA
  Morgan Gust
  Robert F. Wulf                                           [PREFERRED
                                                             INCOME
OFFICERS                                                      FUND
  Robert T. Flaherty, CFA                                     LOGO]
     Chairman of the Board
     and President
  Donald F. Crumrine, CFA
     Vice President
     and Secretary
  Robert M. Ettinger, CFA                                     ANNUAL
     Vice President                                           REPORT
  Peter C. Stimes, CFA
     Vice President
     and Treasurer
  Carl D. Johns
     Assistant Treasurer

INVESTMENT ADVISER
  Flaherty & Crumrine Incorporated

QUESTIONS CONCERNING YOUR SHARES OF PREFERRED
  INCOME FUND?
  - If your shares are held in a Brokerage
     Account, contact your Broker.
  - If you have physical possession of your shares in certificate form, contact the Fund's Transfer
     Agent & Shareholder Servicing Agent --
            First Data Investor Services Group, Inc.
              (FDISG)
                  P.O. Box 1376
                  Boston, MA 02104
                  1-800-331-1710

THIS REPORT IS SENT TO SHAREHOLDERS OF PREFERRED
INCOME FUND INCORPORATED FOR THEIR INFORMATION.
IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION          NOVEMBER 30, 1996
INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES
OF THE FUND OR OF ANY SECURITIES MENTIONED
IN THIS REPORT.